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                                                                    Exhibit 99.2

                      4279 INVESTMENTS LTD. AND AFFILIATE

                                      INDEX

TABLE OF CONTENTS                                                         PAGE
-----------------                                                         ----
              Condensed Combined Balance Sheet as of May 31, 2005           2

              Condensed Combined Statements of Operations for the Six
              Months Ended May 31, 2005 and May 31, 2004                    3

              Condensed Combined Statements of Cash Flows for the Six
              Months Ended May 31, 2005 and May 31, 2004                    4

              Notes to Condensed Combined Financial Statements              5

                      4279 INVESTMENTS LTD. AND AFFILIATE

                        CONDENSED COMBINED BALANCE SHEET
                               (CANADIAN DOLLARS)
                                   (UNAUDITED)

      ASSETS:                                                                     May 31, 2005
      -------                                                                     ------------
      Cash and cash equivalents                                                    $  497,463
      Accounts receivable                                                             983,029
      Inventories                                                                     104,094
      Advances to related parties                                                     467,000
      Prepaid expenses and other                                                          201
                                                                                   ----------
             Total current assets                                                   2,051,787

      Property, plant and equipment, net                                              204,804
                                                                                   ----------
              Total assets                                                         $2,256,591
                                                                                   ==========

      LIABILITIES:
      Accounts payable                                                             $  821,373
      Current maturities of capital lease obligation                                   19,841
      Accrued salaries, benefits and commissions                                       89,403
      Billings in excess of costs and estimated
           earnings                                                                    23,785
      Deferred revenue                                                                454,694
      Accrued and deferred income taxes                                                34,861
      Other current liabilities                                                         3,045
                                                                                   ----------
               Total current liabilities                                            1,447,002

      Other noncurrent liabilities                                                      8,908
                                                                                   ----------
               Total liabilities                                                    1,455,910

      Commitments and Contingencies

      EQUITY:

      Common stock: 10,000 shares, no par, authorized, issued and outstanding             104
      Retained earnings                                                               761,869
      Affiliate net equity                                                             38,708
                                                                                   ----------
               Total equity                                                           800,681
                                                                                   ----------

               Total liabilities and equity                                        $2,256,591
                                                                                   ==========

              The accompanying notes are an integral part of these
                    Condensed Combined Financial Statements.

                      4279 INVESTMENTS LTD. AND AFFILIATE

                   CONDENSED COMBINED STATEMENTS OF OPERATIONS
                               (CANADIAN DOLLARS)
                                   (UNAUDITED)


                                                    For the Six Months Ended
                                                    ------------------------
                                                  May 31, 2005     May 31, 2004
                                                  ------------     ------------
NET SALES                                         $ 2,965,882      $ 1,514,392
COST OF SALES                                       2,021,661        1,011,767
                                                  -----------      -----------
  Gross profit                                        944,221          502,625

SELLING, GENERAL AND
  ADMINISTRATIVE EXPENSES                             860,467          700,890
                                                  -----------      -----------

  Income (loss) from operations                        83,754         (198,265)

OTHER INCOME (LOSS):                                   13,937           (5,569)

INCOME (LOSS) BEFORE TAXES                             97,691         (203,834)


INCOME TAX (PROVISION) BENEFIT                        (17,213)          35,916
                                                  -----------      -----------
NET INCOME (LOSS)                                 $    80,478      $  (167,918)
                                                  ===========      ===========

              The accompanying notes are an integral part of these
                    Condensed Combined Financial Statements.

                      4279 INVESTMENTS LTD. AND AFFILIATE

                   CONDENSED COMBINED STATEMENTS OF CASH FLOWS
                               (CANADIAN DOLLARS)
                                   (UNAUDITED)

                                                        For the Six Months Ended
                                                        ------------------------
                                                      May 31, 2005     May 31, 2004
                                                      ------------     ------------
CASH FLOWS PROVIDED BY OPERATING ACTIVITIES:
  Net income (loss)                                    $  80,478        $(167,918)
  Adjustments to reconcile net income (loss)
     to net cash provided by operating activities -
     Depreciation                                         20,441           10,325
     Provision for doubtful accounts                      (3,000)              --
     Deferred tax benefit                                     --           (6,522)
     Net change in assets and liabilities-
       Accounts receivable                              (316,510)         434,988
       Inventories                                        (9,038)         (12,254)
       Prepaid expenses and other                            553          (18,696)
       Accounts payable                                  558,881           52,796
       Billings in excess of costs and
          estimated earnings                            (150,786)         (65,600)
       Deferred revenue                                  (79,929)         (63,243)
       Other liabilities                                 (42,033)         (68,865)
                                                       ---------        ---------
       Net cash provided by operating
          activities                                      59,057           95,011
CASH FLOWS USED IN INVESTING ACTIVITIES:
   Property and equipment additions                      (21,660)         (23,483)
   Payments (advances) to related parties               (392,000)          80,000
                                                       ---------        ---------
        Net cash used in investing activities           (413,660)          56,517

CASH FLOWS USED IN FINANCING
    ACTIVITIES:
   Affiliate net deficit                                 239,061            2,196
   Principal payments under capital lease
      obligations                                        (15,694)         (12,443)
                                                       ---------        ---------
        Net cash used in financing activities            223,367          (10,247)

NET INCREASE IN CASH
  AND CASH EQUIVALENTS                                  (131,236)         141,281
CASH AND CASH EQUIVALENTS AT
  BEGINNING OF PERIOD                                    628,699          103,866
                                                       ---------        ---------
CASH AND CASH EQUIVALENTS AT
  END OF PERIOD                                        $ 497,463        $ 245,147
                                                       =========        =========

              The accompanying notes are an integral part of these
                    Condensed Combined Financial Statements.

                      4279 INVESTMENTS LTD. AND AFFILIATE

                NOTES TO CONDENSED COMBINED FINANCIAL STATEMENTS
                               (CANADIAN DOLLARS)
                                   (UNAUDITED)

1.    NATURE OF BUSINESS

      The accompanying combined financial statements include the accounts of 4279 Investments Ltd., a British Columbia corporation, and its subsidiaries, CuraFlo Technologies Inc., Curalease Ltd., CuraFlo Technologies (Canada) Inc., CuraFlo of BC Inc. (dba West Coast Pipe Restoration Ltd.), and CuraFlo Technologies (USA) Inc., and a line of business of Xpert Mechanical and J.K. Lillie Ltd (affiliated by common ownership), (collectively the "CuraFlo Companies"). The CuraFlo Companies are based in Vancouver, Canada.

      CuraFlo licenses technology for the renewal and rehabilitation of small diameter water pipes in apartment buildings, private homes and other commercial, industrial and residential buildings. This proprietary technology is known as the CuraFlo Engineered Flow Lining System ("CuraFlo System").

      The CuraFlo System consists of equipment and "know-how" necessary for application of CuraPoxy to the interior of small-diameter plumbing lines. CuraPoxy is a proprietary epoxy manufactured for the CuraFlo Companies by the Raven Lining Systems subsidiary of Cohesant.

      CuraFlo also uses the CuraFlo system and an alternative method of small-diameter pipe rehabilitation known as repiping to perform renewal, rehabilitation and replacement of plumbing lines in Western Canada and the United States. The CuraFlo Companies acquired the repiping line of business from the Affiliate just prior to the transaction with Cohesant.

      CuraFlo currently has 15 independently owned licensees in North America who have paid an initial license fee. CuraFlo has an Exclusive Purchasing Agreement with each of these licensees which requires them to purchase the equipment, epoxy and other consumables necessary for application of the CuraFlo System, only from CuraFlo during the term of the license. In addition, CuraFlo provides other fee-based services to many of its licensees such as training, technical and marketing assistance.

      Typically, the license agreement and the Exclusive Purchasing Agreement have a 10-year term and provide the licensee with an exclusive right to utilize the CuraFlo System within a specified geographical territory, as well as access to technical assistance and operational support from the CuraFlo Companies.

2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

            a.    Principles of Combination

      The combined financial statements include the accounts of 4279 Investments Ltd. and its wholly owned subsidiaries and a product line of Xpert Mechanical and J.K. Lillie Ltd., an affiliated company. Intercompany accounts and transactions have been eliminated.

            b.    Revenue Recognition

      The CuraFlo Companies recognize revenue in accordance with SEC Staff Accounting Bulletin No. 104, "Revenue Recognition" ("SAB 104"). Under SAB 104 revenue is recognized when there is persuasive evidence of an arrangement, delivery has occurred or services have been rendered, the sales price is fixed or determinable, and collectibility is reasonably assured.

      For equipment, epoxy and other supplies revenue, the criteria of SAB 104 are generally met upon shipment to its licensees, at which time title and risks of ownership are transferred to these customers. Therefore, revenue is recognized at the time of shipment. The CuraFlo Companies do not have any rights of return, customer acceptance, installation or other post-shipment obligations with any of its products. The CuraFlo Companies' pricing is fixed at the time of shipment.

      Renewal, rehabilitation, and replacement revenues are recognized on the percentage of completion method in the ratio that total incurred costs bear to total estimated costs. The estimated total cost of a contract is based on management's best estimate of the remaining costs that will be required to complete a project.

                      4279 INVESTMENTS LTD. AND AFFILIATE

                NOTES TO CONDENSED COMBINED FINANCIAL STATEMENTS
                               (CANADIAN DOLLARS)
                                   (UNAUDITED)

      License fee revenue is recognized when all material services or conditions relating to the sale have been substantially performed and collectibility is assured. The CuraFlo Companies have deferred license fee revenue as of the balance sheet for which the CuraFlo Companies remain obligated to provide initial training to its licensees.

            c.    Costs and Estimated Earnings on Uncompleted Contracts

      Costs and estimated earnings on uncompleted contracts consisted of the following at May 31, 2005

      Costs incurred on uncompleted
       contracts                                        523,924
      Estimated earnings to date                        104,501
                                                ---------------
              Subtotal                                  628,425
      Less - Billings to date                           652,210
                                                ---------------
              Total                                     (23,785)
                                                ===============
      Included in the accompanying balance
       sheet under the following caption:
      Costs and estimated earnings in
       excess of billings                                     0
      Billings in excess of costs and
       estimated earnings                               (23,785)
                                                ---------------
               Total                                    (23,785)
                                                ===============

            d.    Income Taxes

      The CuraFlo Companies account for income taxes under the asset and liability method, which requires the recognition of deferred tax assets and liabilities for the expected future tax consequence of events that have been recognized in the CuraFlo Companies' financial statements or income tax returns. Income taxes are recognized during the year in which the underlying transactions are reflected in the Combined Statements of Operations. Deferred taxes are provided for temporary differences between amounts of assets and liabilities as recorded for financial reporting purposes and amounts recorded for tax purposes.

      The CuraFlo Companies have provided income taxes at a statutory rate of 17.62% and as they believe they qualified for the Small Business Deduction. The Small Business Deduction results in a graduated tax of 17.62% for earnings up to $247,883 and $223,887 during 2004 and 2003, respectively. If it were determined the CuraFlo Companies did not qualify for the Small Business Deduction, the CuraFlo Companies would have provided income taxes at the statutory rate of 35.62%.

      Substantially all unbilled amounts are expected to be billed and collected within one year.

      3.  RELATED PARTY TRANSACTIONS

      The following companies, related through common ownership, were paid management and support fees as follows:

                                 2005        2004
                                 ----        ----
      McNeill & Assoc.        $ 208,000    $ 52,827
      Momentum Consulting        30,000          --

      The CuraFlo Companies paid $176,400 and $275,000 in 2005 and 2004, respectively, to Cordova Management, a company related through common ownership, for the provision of office space and other management support. The CuraFlo Companies also paid Xpert Mechanical and J.K. Lillie Ltd. $12,433 and $6,470 in 2005 and 2004, respectively for work performed for the CuraFlo Companies. These entities are related through common ownership.

      As of May 31, 2005, the CuraFlo Companies had advances to several of the shareholders in the amount of $467,000.

                      4279 INVESTMENTS LTD. AND AFFILIATE

                NOTES TO CONDENSED COMBINED FINANCIAL STATEMENTS
                               (CANADIAN DOLLARS)
                                   (UNAUDITED)

      4.  CONTINGENCIES

      The CuraFlo Companies are a party to certain other legal matters arising in the ordinary course of business. Management believes the ultimate disposition of these matters will not have a material adverse effect on the CuraFlo Companies' financial position or results of operations.

      5.  SUBSEQUENT EVENT

      On August 12, 2005, Cohesant Infrastructure Protection and Renewal of Canada Ltd., a Canadian federal company, 0728487 BC Ltd., a British Columbia corporation, and Cohesant Infrastructure Protection and Renewal LLC, a Delaware limited liability company (collectively, the "Purchasers") completed the purchase of substantially all of the assets of 4279 Investments Ltd., a British Columbia corporation, and its subsidiaries, CuraFlo Technologies Inc., a Canadian federal company, Curalease Ltd., a British Columbia corporation, CuraFlo Technologies (Canada) Inc., a British Columbia corporation, CuraFlo of BC Inc. (dba West Coast Pipe Restoration Ltd.), a British Columbia corporation, CuraFlo Technologies
      (USA) Inc., a Nevada corporation, and CuraFlo of the Silicon Valley, Inc., a California corporation (collectively "Sellers"). The Purchasers also assumed certain of the liabilities of Sellers. Each of the Purchasers is a wholly-owned subsidiary of Cohesant Technologies Inc., a Delaware corporation ("Cohesant"). The transaction was completed pursuant to an Asset Purchase Agreement, dated August 12, 2005. The purchase price for the assets consisted of $4,104,000 cash and 461,124 shares of non-registered common stock of Cohesant, par value $.001 (the "Cohesant Stock"). A portion of the purchase price was deposited into an escrow account to secure customary indemnity and other obligations of Sellers that may arise post-closing.